Exhibit 99.1

Deloitte & Touche LLP Suite 301 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 www.deloitte.com

BasePoint Capital LLC CRA Funding 1, LLC 75 Rockefeller Plaza New York, New York 10019

Independent Accountants’ Report
on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of merchant cash advance receivables in connection with the proposed offering of BasePoint MCA Securitization II LLC, Asset-Backed Notes, Series 2025-1.  BasePoint Capital LLC and CRA Funding 1, LLC (collectively, the “Company”) are responsible for the information provided to us, including the information set forth in the Statistical Data File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Statistical Data File.  Additionally, Cantor Fitzgerald & Co. (“Cantor” and, together with the Company, the “Specified Parties”) has agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes.  This report may not be suitable for any other purpose.  The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.  Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On February 14, 2025, representatives of Cantor, on behalf of the Company, provided us with a merchant cash advance receivable listing (the “Initial Receivable Listing” with respect to 45,411 merchant cash advance receivables.  At the Company’s instruction, we (i) selected the 100 merchant cash advance receivables with the highest outstanding receivable balance, as set forth on the Initial Receivable Listing (the “Initial Top 100 Selected Receivables”) and (ii) randomly selected an additional 100 merchant cash advance receivables (the “Initial 100 Random Selected Receivables”). The Initial Top 100 Selected Receivables and Initial 100 Random Selected Receivables are collectively and hereinafter referred to as the “Initial Selected Receivables.”

Additionally, on March 24, 2025, at the instruction of the Company, we accessed a virtual data room set up by the Company (https://basepointcapital.egnyte.com/) (“the Virtual Data Room”) and obtained a merchant cash advance receivable listing (the “Subsequent Receivable Listing”) with respect to 21,964 merchant cash advance receivables, including 68 of the Initial Top 100 Selected Receivables and 43 of the Initial 100 Random Selected Receivables.  At the Company’s instruction, we (i) selected the 32 merchant cash advance receivables with the highest outstanding receivable balance that were not Initial Top 100 Selected Receivables, as set forth on the Subsequent Receivable Listing (the “Subsequent Top 100 Selected Receivables”) and (ii) randomly selected an additional 57 merchant cash advance receivables that were not Initial 100 Random Selected Receivables (the “Subsequent Random Selected Receivables”). The remaining 68 Initial Top 100 Selected Receivables, remaining 57 Initial 100 Random Selected Receivables, 32 Subsequent Top 100 Selected Receivables and Subsequent Random Selected Receivables are collectively and hereinafter referred to as the “Sample Receivables.”

Further, on March 27, 2025, at the instruction of the Company, we accessed the Virtual Data Room and obtained a computer-generated receivable data file and related record layout containing data, as represented to us by the Company, as of February 28, 2025, with respect to each of the 200 Sample Receivables (the “Statistical Data File”).

At your instruction, we performed certain comparisons and recomputations for each of the Sample Receivables relating to the merchant cash advance characteristics (the “Characteristics”) set forth on the Statistical Data File and indicated below.

Characteristics
1.	Receivable ID (for informational purpose only)	9.	FICO Score
2.	Merchant name	10.	Industry
3.	Merchant state	11.	Merchant year founded
4.	Payment Frequency	12.	Merchant years in business
5.	Outstanding receivable balance	13.	Receivables yield at origination
6.	Factor rate	14.	Performance ratio
7.	Delinquency status	15.	Internal credit grade
8.	Original expected term

We compared Characteristics 2. through. 4. to the corresponding information set forth on or derived from the “Master Revenue Purchase Agreement;” and Characteristics 5. through 15. to a query (the “Servicing System Query”), provided to us on April 24, 2025 by the Company, from the Company’s servicing system.  Further, with respect to Characteristic 12., differences of 0.00001 years are deemed to be “in agreement.”

The receivable documents described above, including any information obtained from the indicated systems, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Receivable Documents.”  We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Receivable Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein.  In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Receivable Documents.  In addition, we make no representations as to whether the Receivable Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Receivables.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Data File were found to be in agreement with the above-mentioned Receivable Documents.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the merchant cash advance receivables underlying the Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the receivables or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs.  Also, such procedures would not necessarily reveal any material misstatement of the information referred to above.  We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Statistical Data File.  Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA.  Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

July 9, 2025